EXHIBIT 99.2
Fourth Quarter Fiscal 2009
Earnings Conference Call
March 1, 2010

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated fixed revenue for 2010 and 2011, forecasted newbuilding delivery schedule for 2010 and 2011, projected scheduled drydock and off hire days for the 2010, projected locked-in charter revenue and locked-in time charter days, forecasted 2010 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, and levels of equity income, other income, taxes and capital expenditures, timely delivery of newbuildings in accordance with contractual terms, the outcome of OSG negotiations with Maersk Oil Qatar, the sustainability of
OSG’s annual dividend, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.
Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2009 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and
Exchange Commission.
Forward-Looking Statements

$962
$993
$1,039
$1,545
$953
FY05
FY06
FY07
FY08
FY09

$706
$595
$476
$530
$251
FY05
FY06
FY07
FY08
FY09

$465
$393
$211
$318
$70
FY05
FY06
FY07
FY08
FY09

OSG

■ 2009 was one of the toughest tanker markets in 20 years
 • TCE revenues of $953M down 38% YoY; Q4 down 41% to $203M
 • EBITDA totaled $251M; Q4 $867K
 • Net income was $70M compared to $318M; Q4 net loss was $23M vs. a loss of $80M Q408
 • EPS was $2.61 compared to $10.65; Q4 was a loss of $0.86 vs. a loss of $2.89
 • Fourth quarter loss per share included:
 – Tender costs, Aker settlement and other items that totaled $0.27
 • Tax credit of $36M substantially due to the Worker, Homeownership, and Business
 Assistance Act of 2009
■ Despite tough market conditions, the commercial, financial and operational platforms of OSG performed well in 2009, and we enter 2010 in solid shape
$ in millions
EBITDA
TCE Revenues
Net Income
$ in millions
$ in millions
FY09 / 4Q Financial Highlights

OSG Spot Rates	Average Rates	Outperformance
VLCC (Tankers International)	Q1	47,228	40,400	6,828
	Q2	32,020	13,300	18,720
	Q3	22,977	7,200	15,777
	Q4	23,876	17,000	6,876
Suezmax (Suezmax International)	Q1	40,054	37,500	2,554
	Q2	23,847	17,700	6,147
	Q3	14,000	9,500	4,500
	Q4	25,274	19,200	6,074
Aframax (Aframax International)	Q1	28,449	24,200	4,249
	Q2	16,757	9,200	7,557
	Q3	9,266	3,500	5,766
	Q4	11,196	11,700	(504)
Panamax (Panamax International)	Q1	27,318	21,300	6,018
	Q2	18,776	13,900	4,876
	Q3	14,298	8,500	5,798
	Q4	13,986	8,700	5,286
MRs (Clean Products International)	Q1	22,359	11,000	11,359
	Q2	16,715	6,800	9,915
	Q3	11,766	3,000	8,766
	Q4	12,525	2,700	9,825

OSG

Commercial pools, COAs and triangulation trades optimize
OSG’s fleet, particularly in down markets
$12,050
2009 Average
$4,819
$4,267
$5,495
$9,966
**
** 4Q09 Aframax blended daily TCE including Lightering was $16,563 resulting in outperformance of $4,863 per day.
See page 14 in the Appendix for additional information.
Outperforming in Tough Market Conditions

Overseas Everest
Overseas Cascade bow
loading system
FSO Asia helipad, hose reel and
accommodation
Quarter/Current Highlights
■ Tender for OSG America L.P. completed on December 17th
 • $72 million used to finance the repurchase
 • Difficult Jones Act market conditions persist, but prospects for 2011-2012 are positive
■ Vessel Deliveries
 • Overseas Everest, newbuild VLCC from CSSC-Jiangnan
 • Two MRs: Overseas Skopelos from SPP and Overseas Mykonos from Hyundai Mipo
 • Overseas Cascade, U.S. flag from Aker
 – After operating in December entered yard for conversion
■ FSO Update
 • FSO Asia hooked-up off shore on January 4th;  all operations running smoothly
 • FSO Africa conversion near completion
 • Maersk Oil Qatar AS terminated contract but commercial discussions continue
■ Aker Settlement Reached
 • All outstanding commercial disputes settled
 • Original bareboat economics maintained
 • Ownership costs of the two shuttle tankers reduced by agreeing to purchase the two vessels for $115M per ship

$363
$159
2010
2011

Select 2009 Asset Management Activity

▪ Proceeds on vessel sales or sale/leasebacks	$252M
▪ Benefit from cancelled charters-in	$100M
▪ Cancelled sale/leaseback (P&L benefit)	$14M
▪ Cancelled LR1 newbuilds / MR swap transaction	$19M *

OSG

$522M Construction Contract
Commitments
* Contract price Note all amounts are in nominal dollars.
Highlights
■ Capital commitments for 14 owned
 newbuilds fully funded
 • An additional 8 newbuilds are chartered-in
■ Cost reduction efforts continue
■ Active asset management
 • 20 planned redeliveries
 • 5 charter terminations
 – 2 time chartered-in Aframaxes
 – 2 newbuild time chartered-in Suezmaxes
 – 1 time chartered-in VLCC
 • Cancelled 2 owned LR1s, swapping for 3
 owned MRs
 • Cost of 2 newbuild VLCCs reduced in
 exchange for accelerated payments

Key Takeaways
■ Strength of OSG’s financial condition and business model position us well as we manage through any market
 • Cash and short-term investments $525M, up from $344M at Dec. 31, 2008
 • Liquidity of approximately $1.6B up slightly from $1.5B last year
 • $522M of construction commitments fully funded
 • Annual dividend is sustainable given the strength of OSG’s financial position
■ Near-term priorities
 • Complete conversion of FSO Africa
 • Deliver OSG 350 and 351 to Sunoco
 • Deliver Overseas Cascade to Petrobras
 • Corporate efficiencies and further cost reductions without sacrificing quality

Page *
Financial Review
Myles Itkin, CFO

(In thousands, except EPS)	Q409	Q408
Shipping Revenues	**$242,582**	**$393,125**
Voyage expenses	38,433	44,422
TCE Revenues	**204,149**	**348,703**
Vessel expenses	73,801	84,504
Charter hire expenses	86,790	120,498
Depreciation and amortization	42,656	47,821
General and administrative	36,392	39,839
Shipyard contract termination costs	(114)	-
Goodwill impairment charge	-	62,874
(Gain) / loss on disposal of vessels	639	114,946
	240,164	470,482
Income / (Loss) from Vessel Operations	(36,015)	(121,779)
Equity in income / (loss) of affiliated companies	(5,295)	3,341
Operating Income / (Loss)	**(41,310)**	**(118,438)**
Other income	318	4,097
Interest expense	(11,917)	(9,600)
Credit for federal income taxes	30,544	32,162
Net Income / (loss)	(22,365)	(91,779)
Less noncontrolling interest	797	12,234
Net Income / (Loss) Attributable to OSG	**($23,162)**	**($79,545)**
Diluted EPS	**($0.86)**	**($2.89)**
Diluted shares outstanding	26,864	27,539
EBITDA	**$867**	**($54,286)**

Diluted EPS	($0.86)	($2.89)
Special Items	$0.27	$4.89
Adjusted Diluted EPS	**($0.59)**	**$2.00**

Operating Days	9,397	10,973
Revenue Days	8,950	10,527

Redelivery of 11 single hull chartered-in MRs, lay up
of 4 U.S. Flag vessels and subsidy to DHT eliminated
959 fewer charter-in days and $12M lower profit
share
Impairments recognized on U.S. Flag vessels
Primarily losses associated with construction delays
on the FSOs; includes charge for interest rate swap
hedge ineffectiveness
Lower gains from derivative positions and lower
interest income
Law enacted in 2009 allows the carry back of 2009
tax losses 5 years instead of 2 years. Benefit
includes reversal of valuation allowance
Financial Review - Income Statement

(In thousands)	As of Dec. 31, 2009	As of Dec. 31, 2008
ASSETS		
Cash and cash equivalents	$474,690	$343,609
Short term investments	50,000	
Voyage receivables	146,311	219,500
Other receivables	100,140	64,773
Inventories, prepaid expenses and other current assets	46,225	50,407
Total Current Assets	817,366	678,289
Capital Construction Fund	40,698	48,681
Restricted cash	7,945	-
Vessels and other property, less accum. depr.	2,942,233	2,683,147
Vessels under capital leases, less accum. depr.	-	1,101
Vessels held for sale	-	53,975
Deferred drydock expenditures, net	58,535	79,837
Total vessels, deferred drydock and other property	3,000,768	2,818,060
Investments in affiliated companies	189,315	98,620
Intangible assets, less accumulated amortization	99,088	106,585
Goodwill	9,589	9,589
Other assets	43,672	130,237
Total Assets	$4,208,441	$3,890,061
LIABILITIES		
Total current liabilities	$183,093	$194,938
Long-term debt	1,813,289	1,396,135
Deferred gain on sale and leaseback of vessels	82,500	143,948
Deferred federal income taxes and other liabilities	261,704	330,407
Total Equity	1,867,855	1,824,633
Total Liabilities and Equity	$4,208,441	$3,890,061

OSG

Decrease resulting from lower rates
Increase resulting primarily from $42.2M carry back of
2009 tax loss after the Worker, Home Ownership and
Business Assistance Act of 2009 was signed into law
Q409
Includes approx. $595M additions to vessels under
construction or purchased during the year
Increased funding of FSO conversions and $70M
change in market value of derivatives held by JVs
Primarily due to release of $69M in margin call deposits
made in 2008
Reflects $299M borrowing under CEXIM credit facility
and funding of the purchase of the Overseas Cascade
and OSP tender
Decrease driven by $45M in regular amortization and
$16.6M reduction due to the termination of the Samho
Crown sale/leaseback transaction Q309
Increase primarily due to improved mark-to-market on
effective portions of derivatives offset by the purchase of
the outstanding common units of OSG America L.P.
Financial Review - Balance Sheet

2010E Revenue Days Mix By Segment
85%
15%
74%
26%
50%
50%
75%
25%
Crude
Products
U.S.
All

	Owned	Chartered-in	Total
2009 - Beginning	59	63	122
2009 - End	59	47	106

2010 - Beginning	59	47	106
Deliveries	5	4	9
Redeliveries		<5>	<5>
2010 - End			110
2010 Fixed Revenue	$275M
	Fixed	Spot
TCE Revenues
2008	35%	65%
2009	51%	49%
Revenue Days
2008	45%	55%
2009	42%	58%
2010E	25%	75%
Operating Fleet Composition
Spot / Fixed Mix
Expecting tough market conditions, FFA
positions established in 2007/2008
generated $41M TCE revenues in 2009
Fleet Composition & Fixed Revenue

2010 Guidance
■ Estimated vessel expenses
 • $280M to $300M
■ Time and bareboat charter hire expenses
 • $345M to $370M
■ Depreciation and Amortization
 • $170M to $190M
■ G&A
 • $100M to $115M
■ Equity income of affiliated companies
 • $15M to $20M
■ Interest expense
 • Interest expense approx. $50M to $60M
■ Capital expenditures
 • $23M in drydock costs (Q1 $1M; Q2 $13; Q3 $2M and Q4 $7M) on 24 vessels
 • $360M newbuild progress payments, vessel improvements and capitalized interest (Q1 $123M;
 Q2 $55M; Q3 $25M and Q4 $157M)

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Appendix

(in thousands, except EPS)	Three Months Ended				Fiscal Year Ended			
	Dec. 31, 2009		Dec. 31, 2008		Dec. 31, 2009		Dec. 31, 2008	
	$	$ Per Share	$	$ Per Share	$	$ Per Share	$	$ Per Share
Gain / (loss) on sales of vessels	($638)	($0.02)	($1,081)	($0.04)	$140,146 [1]	$5.22	$77,970	$2.62
Costs associated with OSP tender and Aker settlement	(6,045)	(0.23)	-	-	(7,457) [1]	(0.28)	-	-
Shipyard contract termination costs	114	0.00	-	-	(26,960)	(1.00)	-	-
Unrealized derivative activity	(708)	(0.03)	8,289	0.30	460	0.02	2,137	0.07
Gain / (loss) on other investments	-	-	(1,087)	(0.03)	(3,283)	(0.12)	(1,269)	(0.03)
Vessel impairment charge	-	-	(105,111) [1]	(3.18)	(9,638) [1]	(0.36)	(105,111) [1]	(2.93)
Write-down on assets held for sale	-	-	(8,754)	(0.20) [3]	-	-	(32,597)	(0.60)
Goodwill impairment[1]	-	-	(48,476)	(1.75)	-	-	(48,476)	(1.63)
Redemption on 8.25% Senior Notes	-	-	-	-	-	-	(9,415)	(0.20)
Total	**($7,277)**	**($0.27)**	**($156,220)**	**($4.89)** [4]	**$93,268**	**$3.47**	**($116,761)**	**($2.70)**
Reported Net Income (loss) attributable to OSG / EPS	($23,162)	($0.86)	($79,545)	($2.89)	$70,170	$2.61	$317,665	$10.65
Adjusted Net Income (loss) attributable to OSG / EPS	**($15,885)**	**($0.59)**	**$76,675** [2]	**($7.78)**	**($23,098)**	**($0.86)**	**$434,426** [2]	**$13.35**
Diluted shares outstanding		26,864		27,539		26,869		29,814

----

[1]These amounts are shown net of minority interest

[2]Not the sum of reported net income (loss) plus special items due to taxes in 2008 periods

[3]The $8.7 million vessel writedown is made up of $1.8M on the Integrity and $6.9M on the M300. The calculation deducts 22.9% minority interest on the Integrity and is tax effected ($6.9M+$1.8M*.771)*.65

[4]Rounding effect

OSG

Set forth below are significant items of income and expense that affected the Company’s results for the three months and fiscal year ended
December 31, 2009 and 2008, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results
Special Items Affecting Net Income/(Loss)
Spot rates by quarter in 2009 are reported in the Company’s quarterly earnings press releases.
Average rates are sourced from OSG’s Forms 10-Q and 10-K and assume a 50-50 ballast-to-laden voyage blending rates that prevailed in markets in which the Company’s vessels operate. VLCCs are based on 60% AG-East and 40% AG-West; Suezmaxes W. Africa to USG;
Aframaxes Caribbean to USG and USAC; Panamaxes based on 50% Carib-USG / USAC and 50% Ecuador to USWC; MRs based on 60%
trans-Atlantic and 40% Caribbean to USAC
Spot and Average Rates Used on Slide 4
Reconciling Items and Other Information

$ in thousands	Three Months Ended Dec. 31, 2009	2008	Twelve Months Ended Dec. 31, 2009	2008
Time charter equivalent revenues	$204,149	$348,703	$952,621	$1,545,385
Add: Voyage expenses	38,433	44,422	140,997	159,312
Shipping Revenues	$242,582	$393,125	$1,093,618	$1,704,697

$ in thousands	Three Months Ended Dec. 31, 2009	2008	Twelve Months Ended Dec. 2009	2008
Net income / (loss) attributable to OSG	($23,162)	($79,545)	$70,170	$317,665
(Credit)/provision for income taxes	($30,544)	(32,162)	(36,697)	(34,004)
Interest expense	$11,917	9,600	45,125	57,449
Depreciation and amortization	$42,656	47,821	172,404	189,163
EBITDA	$867	($54,286)	$251,002	$530,273

OSG

EBITDA represents operating earnings excluding net income attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
EBITDA
Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.
TCE Revenues
Reconciling Items and Other Information (continued)

Crude (52)
27
22
3
Products (43)
13
18
8
4
U.S. (28)
15
7
3
3
Gas/Other (6)
5
1

OSG

Fleet Snapshot - As of February 25, 2010
Note: As of February 25, 2010, 6 U.S. Flag ships are in lay up (M214, M209, Overseas Puget Sound, Overseas
Philadelphia, Overseas New Orleans and Overseas Galena Bay)
Owned
Chartered-in
Owned
Chartered-in
107 OPERATING
22 NEWBUILD/
 CONVERSIONS
60
47
14
8

Owned			Chartered-in			
	Crude/FSO	Product	U.S. Flag	Crude	Product	U.S. Flag	Total
2010							
Q1	1	1	1	-	-	-	3
Q2	-	1	-	-	-	1	2
Q3	-	-	-	-	1	1	2
Q4	-	-	1	-	1	-	2
Total	*1*	*2*	*2*	-	*2*	*2*	*9*
2011							
Q1	-	1	1	-	2	-	4
Q2	1	3	-	-	-	1	5
Q3	-	2	-	-	1	-	3
Q4	1	-	-	-	-	-	1
Total	*2*	*6*	*1*	-	*3*	*1*	*13*
TOTAL	**3**	**8**	**3**	**-**	**5**	**3**	**22**

OSG

An excel spreadsheet of OSG’s full fleet can be found on www.osg.com.
The Q3 2011 chartered-in newbuild is a chemical carrier
OSG’s newbuild program totals
14 owned and 8 chartered-in vessels
delivering through 2011
Vessel Delivery Schedule - As of February 25, 2010

Actual Off Hire Days	Projected Days Off Hire			
	Q409	Q110	Q210	Q310	Q410
Trade – Crude Oil					
VLCC (including ULCC)	30	23	46	20	19
Suezmax	3	2	2	2	24
Aframax	14	38	11	41	11
Panamax	1	11	23	11	5
Trade – Refined Petroleum					
LR2	-	-	1	-	1
LR1	-	-	5	-	5
MR	41	-	40	-	44
Trade – U.S. Flag					
Product Carrier	17	92	19	53	63
ATB	64	22	41	8	30
Other	-	-	1	-	31
Total	**170**	**188**	**189**	**135**	**233**

OSG

Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled maintenance. The table below sets forth actual days off hire for the fourth quarter of 2009 and anticipated days off hire for the above-mentioned events by class for
2010. Fourth quarter 2009 excludes 279 days associated with four U.S. Flag vessels in lay up: the
OSG 214, Overseas Galena Bay, Overseas Puget Sound and Overseas New Orleans. Projected off
hire days exclude 1,339 days (2010) associated with U.S. Flag vessels expected to be in lay up.
Off Hire Schedule

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$51,360	$25,080	$14,507	**$90,947**
Profit share	1,347	(402)	0	**945**
Amortization of deferred gain	(9,799)	(811)	0	**(10,610)**
Other	41	334	2,211	**2,586**
Spot charter lightering	2,922	0	0	**2,922**
Charter Hire Expense	**$45,871**	**$24,201**	**$16,718**	**$86,790**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$22,718	$5,518	$14,200	$0	$8,924	$51,360
Profit share	(25)	100	60	0	1,212	1,347
Amortization of deferred gain	(6,615)	0	(2,168)	0	(1,016)	(9,799)
Other	0	0	41	0	0	41
Spot charter lightering	0	0	0	0	2,922	2,922
Charter Hire Expense	$16,078	$5,618	$12,133	$0	$12,042	$45,871

OSG

For the Quarter Ended December 31, 2009
Charter Hire Expense by Segment

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$237,913	$108,520	$52,401	**$398,834**
Profit share	16,563	0	0	**$16,563**
Amortization of deferred gain	(41,707)	(3,239)	0	**($44,946)**
Other	151	533	7,744	**$8,428**
Spot charter lightering	17,202	0	151	**$17,353**
Charter Hire Expense	**$230,122**	**$105,814**	**$60,296**	**$396,232**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$100,081	$26,016	$64,306	$11,184	$36,326	**$237,913**
Profit share	8,533	684	3,221	0	4,125	**16,563**
Amortization of deferred gain	(29,341)	0	(9,975)	374	(2,765)	**(41,707)**
Other	0	0	151	0	0	**151**
Spot charter lightering	0	0	0	0	17,202	**17,202**
Charter Hire Expense	$79,273	$26,700	$57,703	$11,558	$54,888	**$230,122**

For the Fiscal Year December 31, 2009
Charter Hire Expense by Segment

Time Charter	Pool Charters	Total
2010	263,285	11,484	274,769
2011	215,701	-	215,701
2012	143,582	-	143,582
2013 and thereafter	191,376	-	191,376
Total	$813,944	$11,484	$825,428
% of Total	99%	1%	100%

	U.S.	Product	Crude	Other	Total
2010	170,604	62,587	22,569	7,525	263,285
2011	185,702	13,530	8,622	7,847	215,701
2012	137,024	-	-	6,558	143,582
2013 and thereafter	191,376	-	-	-	191,376
Total	$684,706	$76,117	$31,191	$21,930	$813,944
% of Total	84%	9%	4%	3%	100%

	U.S.	Product	Crude	Other	Total
2010	3,506	2,923	1,190	350	7,969
2011	3,546	615	366	365	4,892
2012	2,473	-	-	305	2,778
2013 and thereafter	3,157	-	-	-	3,157
Total	12,682	3,538	1,556	1,020	18,796
% of Total	67%	19%	8%	5%	100%

OSG

Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
Locked-in
Charter Revenue
Note: Locked in time charter days above for 2010 are as of 12/31/09 and will differ from a later date used in
Appendices 3 and 4 in the FY09 earnings press release
Future Revenue $/Days by Segment - As of 12/31/09

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www.osg.com